UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vicor Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 29, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”). The Annual Meeting will be held virtually at the following date and time:

DATE:	Friday, June 24, 2022
TIME:	9:00 a.m. Eastern Time

The Corporation will hold a virtual Annual Meeting conducted via live audio webcast. The Annual Meeting will take place as a virtual meeting only, and neither stockholders nor guests will be able to attend the Annual Meeting in person. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Annual Meeting by enabling stockholders to participate remotely from any location. We have designed the format of the virtual Annual Meeting so that stockholders have the same rights and opportunities to vote and participate as they would have at a physical meeting. Stockholders will be able to submit questions before and during the meeting using online tools, providing stockholders with the opportunity for meaningful engagement with the Corporation. For instructions on attending the virtual Annual Meeting and voting your shares, please see the attached Notice of Annual Meeting and Proxy Statement.

The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting and contain a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, the Corporation’s management also will report on the operations of the Corporation and be available to respond to appropriate questions from stockholders.

We hope you will be able to attend the Annual Meeting, but in any event we would appreciate your completing, dating, signing, and returning your Proxy Card(s) as promptly as possible. If you attend the Annual Meeting and wish to vote your shares, you may revoke your proxy at that time.

Sincerely yours,

PATRIZIO VINCIARELLI

Chairman of the Board, President and

Chief Executive Officer

VICOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, JUNE 24, 2022

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation, a Delaware corporation (the “Corporation”), will be held on Friday, June 24, 2022, at 9:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting as well as vote your shares, submit your questions and examine our stockholder list during the live audio webcast of the meeting by visiting http://www.meetnow.global/M2Y4YNL and entering the 15-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. For additional instructions on how to attend the Annual Meeting and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement.

The Annual Meeting is being held for the following purposes:

1.

To fix the number of Directors at twelve and to elect the twelve nominees named in the attached proxy statement as Directors to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2.	To consider and act upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on April 29, 2022, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on April 29, 2022 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

You are requested to authorize a proxy to vote your shares by completing, dating, and signing the enclosed Proxy Card(s), which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivering a written revocation to the Corporation’s Secretary stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote even if they have previously delivered a signed Proxy Card.

By Order of the Board of Directors

James F. Schmidt

Corporate Secretary

Andover, Massachusetts

April 29, 2022

Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the enclosed Proxy Card(s) in the enclosed postage-prepaid envelope as soon as possible. If you attend the Annual Meeting, you may vote your shares if you wish, even if you have previously returned your Proxy Card.

VICOR CORPORATION

25 FRONTAGE ROAD

ANDOVER, MASSACHUSETTS 01810

TELEPHONE (978) 470-2900

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, JUNE 24, 2022

April 29, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” and each member thereof, a “Director”) of Vicor Corporation (the “Corporation”, “Vicor”, “we”, ”us”, or “our”) from owners of the outstanding shares of Common Stock and Class B Common Stock of the Corporation (each, a “Stockholder” and collectively, the “Stockholders”) for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation and any adjournments or postponements thereof.

This Proxy Statement, the Notice of Annual Meeting, and the Proxy Card(s) (together, the “Proxy Solicitation Materials”) are first being mailed to Stockholders of record on or about May 9, 2022. The Corporation’s 2021 Annual Report on Form 10-K (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2021, will be mailed to Stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the Proxy Solicitation Materials.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Friday, June 24, 2022, at 9:00 a.m., Eastern Time and at any adjournments or postponements thereof. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast.

How can I participate in the Annual Meeting?

To participate in the Annual Meeting, please visit http://www.meetnow.global/M2Y4YNL and enter your 15-digit control number. The Annual Meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time and to allow ample time for check-in procedures. We suggest beginning the online check-in process by 8:45 a.m., Eastern Time. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

If you wish to vote, submit questions, and/or examine our Stockholder list during the Annual Meeting, you will need to enter your 15-digit control number.

If you are the Stockholder of record with respect to your shares, you can find your 15-digit control number on your Proxy Card.

If you hold your shares in street name (i.e., through an intermediary, such as a bank, broker or other nominee), you must register in advance to participate in the Annual Meeting and obtain your 15-digit control number. To register, you must obtain a legally valid proxy reflecting your holdings from your intermediary. A copy of the proxy, along with your name and email address, must be submitted to Computershare as follows:

•	By email: You may forward an email from your intermediary or attach an image of your legal proxy to legalproxy@computershare.com, with “Legal Proxy — Vicor Corporation” in the subject line; or

•	By mail: You may mail a hard copy of the legal proxy to Computershare, Vicor Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Tuesday, June 21, 2022. You will receive an email confirmation from Computershare, which will include your 15-digit control number.

Please note that if you hold your shares in street name and request a legally valid proxy from your intermediary, you will revoke any prior instructions provided to your intermediary as to how to vote your shares at the Annual Meeting. Accordingly, if you request a legally valid proxy from your intermediary, you must vote at the Annual Meeting in order for your vote to be recorded.

If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, submit questions or access our Stockholder list.

What is the difference between being a “Stockholder of record” and holding shares in “street name”?

A Stockholder of record (also called a “registered holder”) holds shares in his or her name. A Stockholder of record may or may not hold physical share certificates, but the shares owned by such a Stockholder are registered with our transfer agent under the Stockholder’s name.

Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following proposal, as described in this Proxy Statement:

•

To fix the number of Directors at twelve and to elect the twelve nominees named in this Proxy Statement as Directors to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

to consider and act upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

We do not know of any matters to be properly presented at the Annual Meeting other than the proposal referred to above. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a Stockholder of record and have submitted a Proxy Card, the persons named in your Proxy Card will have the discretion to vote on those matters for you.

Who is entitled to vote at the Annual Meeting?

The Board has fixed the close of business on April 29, 2022 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only Stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting.

As of March 31, 2022, there were 32,208,168 shares of Common Stock and 11,758,218 shares of Class B Common Stock of the Corporation outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote per share (for an aggregate of 32,208,168 votes or approximately 22% of the total voting power), and each share of Class B Common Stock entitles the holder thereof to 10 votes per share (for an aggregate of 117,582,180 votes or approximately 78% of the total voting power). Shares of Common Stock and Class B Common Stock will vote together as a single class, reflecting their respective voting entitlement, on each proposal at the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

The presence, in person (by virtual presence online) or by proxy, of Stockholders representing a majority in interest of all Common Stock and Class B Common Stock issued, outstanding, and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Because of his ownership of shares of Class B Common Stock and shares of Common Stock as of March 31, 2022, which is expected to represent 79.9% of the total voting power at the Annual Meeting, a quorum is assured by the presence of Dr. Patrizio Vinciarelli, Chairman of the Board, President, and Chief Executive Officer, who will preside over the Annual Meeting. Shares that reflect abstentions will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the Stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. However, the Corporation does not expect that there will be any broker non-votes, as there are no discretionary (or “routine”) proposals to be voted on at the Annual Meeting.

Proposal One is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal.

How do I vote my shares without attending the Annual Meeting?

We recommend that Stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a Stockholder of record, there are two ways to vote:

•	by Internet—You can vote over the Internet at investorvote.com/VICR by following the instructions on your Proxy Card; or

•	by Mail—You can vote by mail by signing, dating and mailing your Proxy Card.

Internet voting facilities for Stockholders of record will be available 24 hours a day and will close once the polls close during the Annual Meeting.

If your shares are held in street name, you will receive instructions on how to vote from your intermediary. You must follow the instructions of such intermediary in order for your shares to be voted.

How can I vote at the Annual Meeting?

If you wish to vote during the Annual Meeting, you will need to enter your 15-digit control number. See “How can I participate in the Annual Meeting?” above for additional information on obtaining your 15-digit control number. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet or mail, if you are a Stockholder of record, you may change your vote and revoke your proxy by:

•	sending a written statement to that effect to the attention of our Corporate Secretary at the address of the Corporation set forth above;

•	voting again by Internet at a later time;

•	submitting a properly signed Proxy Card with a later date that is received prior to the Annual Meeting; or

•	attending the Annual Meeting and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your intermediary. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the intermediary giving you the right to vote the shares.

Your most recent Proxy Card or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporation before your proxy is voted or you vote online at the Annual Meeting.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session. Only Stockholders that have accessed the Annual Meeting using a 15-digit control number (rather than as a “Guest”) by following the procedures outlined above in “How can I participate in the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Questions may be submitted during the Annual Meeting or in advance via email to invrel@vicr.com no later than 5:00 p.m. (Eastern Time), on Friday, June 17, 2022. Questions submitted in advance via email must include “Annual Meeting Question” in the subject line and include the Stockholder’s 15-digit control number. Questions unrelated to the purposes of the Annual Meeting or otherwise considered by Vicor to be inappropriate for the Annual Meeting will not be addressed.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416.

Who will pay for the cost of this proxy solicitation?

The Corporation will pay the cost of soliciting proxies. In addition to the solicitation of proxies by mail, Directors, officers, and employees of the Corporation also may solicit proxies personally or by telephone, e-mail, or other form of electronic communication without special compensation for such activities. The Corporation also will request those intermediaries holding shares that are beneficially owned by others to forward proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such intermediaries for their reasonable expenses in connection therewith.

If I share my residence with another Stockholder, how many copies of the annual report and proxy statement should I receive?

The Corporation and certain intermediaries (e.g., banks, brokers, and nominees) may deliver only one copy of the Annual Report and Proxy Solicitation Materials to Stockholders sharing an address. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Annual Report or Proxy Solicitation Materials, as applicable, to a Stockholder at a shared address. In order to receive such a separate document, please contact our Corporate Secretary, at the address of the Corporation set forth above. If Stockholders sharing an address (i) currently receive a single copy of the Annual Report and Proxy Solicitation Materials and wish to receive separate copies of such materials in the future or (ii) currently receive separate copies of the Annual

Report and Proxy Solicitation Materials and wish to receive a single copy of such materials in the future, please contact our Corporate Secretary, or the applicable intermediary, as the case may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 24, 2022:

The Proxy Solicitation Materials and Annual Report are available at www.vicorpower.com.

PROPOSAL ONE

ELECTION OF TWELVE DIRECTORS

In accordance with the requirements of the Corporation’s By-Laws, the Board recommends the number of Directors be fixed at twelve and has nominated all of the Nominees named below for election to the Board. All of the Nominees except Ms. Lavie and Dr. Shen presently serve as Directors of the Corporation. Ms. Lavie and Dr. Shen were initially recommended to serve as Directors by Dr. Vinciarelli.

If elected, each Nominee will serve until the 2023 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified or until his or her death, resignation, or removal. Properly executed Proxy Cards will be voted FOR the Nominees unless otherwise specified. Each Nominee has consented to stand for election and the Board anticipates each of the Nominees, if elected, will serve as a Director.

However, if any person nominated by the Board is unable to serve or, for good cause, will not serve, proxies solicited hereby will be voted for the election of another person designated by the Board, if one is nominated.

A plurality of the votes cast for a Nominee by the Stockholders of Common Stock and Class B Common Stock, voting together as a single class, shall elect such Nominee. Accordingly, abstentions, broker non-votes (if any), and votes withheld from any Nominee will have no effect on this proposal. There is no cumulative voting.

Dr. Vinciarelli beneficially owned, as of March 31, 2022, 9,592,017 shares of Common Stock, 273,394 of which Dr. Vinciarelli has the right to acquire upon exercise of options to purchase Common Stock within 60 days of March 31, 2022, and 11,023,648 shares of Class B Common Stock, together representing 79.9% of the voting power of the outstanding stock of the Corporation, sufficient to elect each of the Nominees named below. He has stated an intention to vote in favor of fixing the number of Directors at twelve and in favor of the election of all Nominees.

Information Regarding Nominees and Qualifications

The following sets forth certain information as of April 29, 2022, with respect to the twelve Nominees for election to the Board. The information presented includes information each Director or Nominee has provided us about age, all positions held, principal occupations and business experience for the past five years, and the names of other publicly-held companies for which the Director or Nominee currently serves as a director or has served as a director during the past five years. In addition, the information presented below describes each Nominee’s specific experience, qualifications, and skills that led the Board as a whole to conclude the Nominee possessed the necessary attributes to serve as a Director. In addition to the experience, qualifications, and skills of each Nominee, the Board as a whole also considers each Nominee’s reputation for integrity, honesty, and adherence to high ethical standards.

Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled “Principal and Management Stockholders.” See also “Certain Relationships and Related Party Transactions.” There is no family relationship among any of the Directors, Nominees and/or executive officers of the Corporation.

Nominee	Age	Director Since	Background and Qualifications
Samuel J. Anderson	65	2001	Mr. Anderson has been the Chairman of the Board, President, and Chief Executive Officer of IceMOS Technology Corporation, a privately-held developer and manufacturer of specialized semiconductor substrates, as well as high voltage power switching devices utilizing its proprietary technology, since 2002. Mr. Anderson was the

Nominee	Age	Director Since	Background and Qualifications

Chairman of the Board, President, and Chief Executive Officer of Great Wall Semiconductor Corporation (“GWS”), of which the Corporation was an owner of non-voting convertible preferred stock, from 2002 to September 2015, when GWS was acquired by Intersil Corporation. Previously, Mr. Anderson was Vice President of Corporate Business Development of ON Semiconductor Corporation, a supplier of semiconductors (from 1999 to 2001) and held various positions within the semiconductor operations of Motorola, Inc., the predecessor organization (from 1984 to 1999). Mr. Anderson also served, from 2001 to 2011, as non-executive Chairman of the Board of Directors of Advanced Analogic Technologies Inc., a supplier of power management semiconductors, when the company was acquired by Skyworks Solutions, Inc. Mr. Anderson holds numerous U.S. patents for semiconductor technologies. He received an M.S. in Microelectronics from Arizona State University, an M.S. in Physics from Queen’s University of Belfast, and a B.S. in Electronics from the University of Ulster.

Mr. Anderson is qualified to serve on our Board given his acknowledged technical expertise, his understanding of power conversion technologies, and his experience as an executive and director of other companies in the semiconductor and power management industries.

M. Michael Ansour	68	2021	Mr. Ansour has served as Managing Partner of March Partners LLC, an event driven investment firm based in New York, NY, since 1992 and as a director of The Hertz Foundation, for which he also serves as chairman of the Foundation’s Investment Committee, since 2008. He has also served as a member of the board of Servco Pacific Inc., one of the largest private companies in Hawaii, since 2000. Servco Pacific Inc. is the distributor of Toyota and Lexus automobiles in Hawaii and owns dealerships in Hawaii and Australia. Previously, Mr. Ansour worked in mergers and acquisitions at The First Boston Corporation, was an associate at Cleary, Gottlieb, Steen & Hamilton, and clerked for the Honorable John J. Gibbons of the United States Court of Appeals. Mr. Ansour is a Life Member of the Council on Foreign Relations. He received a B.A. in math and physics and a Ph.D. in mathematical physics from the Massachusetts Institute of Technology, a Masters of Mathematics (Part III of the Maths Tripos (Cosmology)) from Cambridge University, and a law degree from Harvard Law School.

			Mr. Ansour previously served as a director of the Corporation from June 1993 through June 2007. He is qualified to serve on our Board given his familiarity with

Nominee	Age	Director Since	Background and Qualifications
			the Corporation, his investment and legal expertise, and his considerable experience as an investor in companies in the power management and semiconductor industries.

Jason L. Carlson	60	2008

Mr. Carlson retired from congatec AG on December 31, 2021. Mr. Carlson was the Chief Executive Officer of congatec AG, a technology and service provider for embedded computing solutions, from 2015 through 2021. Previously, Mr. Carlson was President and Chief Executive Officer, as well as a member of the Board of Directors, of QD Vision, Inc., a privately-held developer of nanomaterial-based solutions for advanced display and lighting applications, from 2010 to 2015. From 2010 to 2011, Mr. Carlson also served as a member of the Board of Directors of Advanced Analogic Technologies, Inc., a publicly-traded developer of power management semiconductors, which was acquired by Skyworks Solutions, Inc. in January 2012. From 2006 until joining QD Vision in 2010, he was President and Chief Executive Officer of Emo Labs, Inc., a privately-held developer of innovative audio speaker technology. From 2002 to 2005, Mr. Carlson was President and Chief Executive Officer of Semtech Corporation, a publicly-traded vendor of analog and mixed-signal semiconductors, with an emphasis on power management applications. From 1999 to 2002, he was Vice President & General Manager for the Crystal Product Division and the Consumer Products & Data Acquisition Division of Cirrus Logic, Inc., a publicly-traded vendor of analog and mixed-signal semiconductors for consumer and industrial applications. Mr. Carlson joined Cirrus Logic in 1999 when that company acquired AudioLogic, Inc., of which he had been Chief Executive Officer. He began his career as a founder of ReSound Corporation, a pioneering developer of digital hearing aids, which completed its initial public offering in 1993.

Mr. Carlson’s qualifications to serve on our Board include his experience as both a public company executive and an entrepreneur, his experience as a director of other companies, his understanding of the evolution of technical innovation in the semiconductor and power conversion industries, and his financial expertise. Mr. Carlson has served as Chairman of the Audit Committee of the Board since joining the Board in 2008.

Philip D. Davies	62	2019	Mr. Davies has served as our Corporate Vice President, Global Sales and Marketing, since February 2011. Prior to joining the Corporation, Mr. Davies was employed by the Solid State Light Engine business unit of OSRAM Sylvania as Business Creation Team Leader from September 2010 to February 2011. From 2006 to 2010, Mr. Davies held the

Nominee	Age	Director Since	Background and Qualifications

position of Vice President, Sales and Marketing, with NoblePeak Vision Corporation, a developer of night vision camera cores. From 1995 to 2006, Mr. Davies served in various positions with Analog Devices, Inc., a manufacturer of high-performance analog, mixed signal and digital signal processing integrated circuits, most recently as Director of World Wide Business Development. From 1987 to 1995, Mr. Davies served in a number of positions with Allegro MicroSystems, Inc., a manufacturer of high-performance power and sensor integrated circuits, most recently as Vice President, Engineering. Mr. Davies received a B.S.E.E. and a Masters degree in Power Electronics from the University of Glamorgan.

Mr. Davies is qualified to serve on our Board, given his leadership of the Corporation’s sales and marketing organization, his expertise in competitive and go-to-market matters, and his experience as an executive of other companies in the semiconductor and power management industries.

Andrew T. D’Amico	61	2020

Mr. D’Amico has served in the role of general counsel for intellectual property matters for the Corporation since January 2006. Prior to his engagement by the Corporation, Mr. D’Amico had 18 years of private practice experience in the field of patent law, including patent litigation, patent licensing and patent prosecution, as well as counseling in diverse technological areas, most recently in the New York office of Fish & Richardson P.C. Mr. D’Amico received a law degree from The George Washington University’s National Law Center and an electrical engineering degree (B.S.E.E., Magna Cum Laude) from the N.J. Institute of Technology. Prior to entering law school, Mr. D’Amico was a design engineer in the aerospace industry.

Mr. D’Amico’s qualifications to serve on our Board include his long-standing service as general counsel for intellectual property matters and his considerable experience in the field of patent law, including patent litigation, patent licensing and patent prosecution, as well as counseling in diverse technological areas.

Estia J. Eichten	75	1981	Dr. Eichten, an early investor who contributed to the founding of the Corporation, has held various positions with the Fermi National Accelerator Laboratory since 1981, being named a Senior Scientist in 1989. Since October 2019, Dr. Eichten has been a Distinguished Scientist Emeritus. Earlier, he had been an Associate Professor of Physics at Harvard University. Dr. Eichten received both his B.S. and Ph.D. in Physics from the

Nominee	Age	Director Since	Background and Qualifications

Massachusetts Institute of Technology. He has been an Alfred P. Sloan Foundation Research Fellow and currently is a Fellow of the American Physical Society and the American Association for the Advancement of Science. In 2011, Dr. Eichten and three collaborators were awarded the prestigious J. J. Sakurai Prize for Theoretical Particle Physics in acknowledgement of outstanding achievement in particle physics theory. While a Director of the Corporation, he served as a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation and previous owner of a majority of the Corporation’s patents, from July 2000 until August 2020, at which time VLT, Inc. was merged with and into the Corporation.

Dr. Eichten’s qualifications to serve on our Board include his extensive knowledge of electronics and power conversion, as well as the deep understanding of our products and organization acquired in his 41 years of service as a Director.

Zmira Lavie	56	Nominee

Ms. Lavie has been a Partner of M&T Semiconductor, a consulting firm serving professionals and organizations throughout the semiconductor ecosystem, since January 2020. Previously, Ms. Lavie was with Tower Semiconductor, a manufacturer of integrated circuits using specialty process technologies, from 1988 to 2019. Ms. Lavie was appointed Tower Semiconductor’s Senior Vice President and General Manager of Transfer, Optimization and development Process Services (“TOPS”) in 2018, after serving as Vice President of Process Engineering R&D and General Manager of TOPS since 2007. During her tenure, she grew TOPS from inception to annual revenues of approximately $200 million. Ms. Lavie was a member of the Board of Directors of Tower Partners Semiconductor Co., Ltd. (TPSCo), a semiconductor manufacturing firm, from 2014 to 2019. Ms. Lavie has over 30 years of experience within the semiconductor industry, including leading diverse business initiatives, R&D complex projects and processes development. She has expertise in thin films metallization and process integration and holds several patents within this area. Ms. Lavie received a B.S. in chemical engineering from Technion — Israel Institute of Technology, Haifa, Israel.

Ms. Lavie’s qualifications to serve on our Board include her extensive experience in the semiconductor industry, including leading diverse business initiatives and complex R&D projects, her significant R&D process development expertise, including technology development and transfers management in diverse fields (CMOS, sensors, MEMS, discrete, etc.) within the semiconductor industry and her

Nominee	Age	Director Since	Background and Qualifications

			experience as a director. Ms. Lavie was recommended as a director Nominee by Dr. Vinciarelli. Ms. Lavie’s election to our Board would enhance the diversity of our Board.

Michael S. McNamara	61	2019

Mr. McNamara has served as our Corporate Vice President, General Manager, Operations, since 2015. Mr. McNamara held the positions of Corporate Vice President, Quality and Technical Operations, from 2011 to 2015, Vice President, Quality and Technical Operation of the Corporation’s Brick Business Unit from 2008 to 2011, Vice President, Quality of the Corporation’s Brick Business Unit from 2006 to 2008, Senior Director of Quality from 2001 to 2008, Manager of Quality, Data and Analysis from 1999 to 2001 and Senior Quality Engineer from 1995 to 1999. Prior to joining the Corporation in 1995, Mr. McNamara was employed by Alpha Industries Inc., the predecessor to Skyworks Solutions, Inc. Mr. McNamara received a B.S. in Industrial Technology from the University of Lowell (now the University of Massachusetts Lowell).

Mr. McNamara is qualified to serve on our Board given his leadership of the Corporation’s manufacturing organization and his important contributions to the operational success of the Corporation.

James F. Schmidt	61	2021	Mr. Schmidt has been our Corporate Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary since June 2021. Prior to joining the Corporation, Mr. Schmidt served in a variety of leadership roles in Finance, Engineering, Operations and Sales at Analog Devices, Inc., a manufacturer of high-performance analog, mixed-signal and digital signal processing integrated circuits. From 2017 to 2020, Mr. Schmidt served Analog Devices, Inc. as Vice President, Global Broad Market & Sales Operations, and from 2013 to 2017, as Senior Director, Global Business Controller. Beginning his career in wafer fabrication in 1984, Mr. Schmidt held positions of increasing responsibility in Quality Assurance, Operations, Finance, Sales Operations and culminating in his position as Vice-President, Global Broad Market, Channel Sales and Sales Operations. Mr. Schmidt has a B.S. in Chemical Engineering from the University of Cincinnati and an M.B.A. from the University of North Carolina at Greensboro.

			Mr. Schmidt is qualified to serve on our Board given his leadership of the Corporation’s finance organization and his experience as an executive of other companies in the semiconductor industry.

Nominee	Age	Director Since	Background and Qualifications

John Shen	57	Nominee

Dr. Shen has been a Professor and Director at the School of Mechatronic Systems Engineering of Simon Fraser University, in British Columbia, Canada, since January 2022. Previously, Dr. Shen had been the Grainger Endowed Chair Professor of the Illinois Institute of Technology from January 2013 to December 2021. Earlier, he held various positions, including Senior Principal Staff Engineer, with Motorola Inc. from 1994 to 1999. He was on the faculty of the University of Central Florida from 2004 to 2012 and the University of Michigan-Dearborn from 1999 to 2004. Dr. Shen served as Chief Scientist and member of the Board of Directors of the Great Wall Semiconductor Corporation (now a division of Renesas Electronics) from 2002 to 2012, during which time he invented the world’s first sub-mΩ lateral power MOSFET for ultrahigh density DC/DC power converters. He served the IEEE Power Electronics Society (PELS), a professional society with over 10,000 members, in various capacities including as Vice President of Products, AdCom member at large, general chair, technical program chair, and/or organizing committee member of over 30 international conferences. He is Fellow of the U.S. National Academy of Inventors and Fellow of IEEE. Dr. Shen has 32 years of academic, industrial, and entrepreneurial experience in power electronics, power semiconductor devices, renewable energy systems, microgrids, transportation electrification, sensors and actuators. He has published over 300 journal and conference papers and several book chapters, received two Institute of Electrical and Electronics Engineers (IEEE) Transaction Prize Paper awards and holds 18 U.S. patents. Dr. Shen received his B.S. from Tsinghua University, Beijing, China, and M.S. and doctorate from Rensselaer Polytechnic Institute, Troy, New York, all in electrical engineering.

Dr. Shen’s qualifications to serve on our Board include his extensive knowledge of electronics and power conversion, his understanding of the evolution of technical innovation in the semiconductor and power conversion industries and his experience as a director. Dr. Shen was recommended as a director Nominee by Dr. Vinciarelli. Dr. Shen’s election to our Board would enhance the diversity of our Board.

Claudio Tuozzolo	59	2007	Mr. Tuozzolo has been President of Vicor Power Components, an organization within the Corporation, since May 2018. Previously, he had been President of Picor Corporation, a subsidiary of the Corporation prior to its merger with and into the Corporation in May 2018, since 2003. In addition, he previously had been Director

Nominee	Age	Director Since	Background and Qualifications

of Integrated Circuit Engineering for the Corporation, from February 2003 to November 2003, and Manager of Integrated Circuit Design, from 2001 to February 2003. Before joining the Corporation in 2001, Mr. Tuozzolo was a Principal Design Engineer for SIPEX Corporation, from 1999 to 2001. Mr. Tuozzolo has authored nine U.S. patents in semiconductor design. He attended the University of Rome and holds B.S. and M.S. degrees in Electrical Engineering from the University of Rhode Island.

Mr. Tuozzolo is qualified to serve on our Board given his leadership role within the Corporation, his extensive experience in the semiconductor and power management industries, and his technical expertise regarding our products.

Patrizio Vinciarelli	75	1981

Dr. Vinciarelli founded the Corporation in 1981 and has been Chairman of the Board, President, and Chief Executive Officer since that time. Prior to founding the Corporation, from 1977 until 1980, he was a Fellow at the Institute for Advanced Study and an Instructor at Princeton University in Princeton, New Jersey. From 1973 through 1976, he was a Fellow at the European Organization for Nuclear Research (CERN), in Geneva, Switzerland. Dr. Vinciarelli received his doctorate in Physics from the University of Rome, Italy. Dr. Vinciarelli holds more than 150 patents for power conversion technology.

Dr. Vinciarelli is qualified to serve on our Board given his role as the Corporation’s founder, President, and Chief Executive Officer, his role in the development of our patents and proprietary technologies and the design of our products, and his standing as the leading innovator in the power conversion industry.

The Board unanimously recommends a vote FOR fixing the number of Directors at twelve and the election of all of the Nominees.

CORPORATE GOVERNANCE

Status as a Controlled Company

As of March 31, 2022, there were 32,208,168 shares of Common Stock and 11,758,218 shares of Class B Common Stock of the Corporation outstanding and entitled to vote. Our Common Stock is listed for trading on the NASDAQ Global Select Market (“NASDAQ-GS”) and, as such, we are subject to the listing requirements set forth in the Marketplace Rules of the NASDAQ Stock Market LLC (the “Nasdaq Rules”). The Corporation is a “controlled company” in accordance with the governance provisions of the Nasdaq Rules, because Dr. Vinciarelli, Chairman of the Board, President, and Chief Executive Officer, holds more than 50% of the voting power of our outstanding capital stock. Accordingly, the Corporation relies on certain exemptions from corporate governance requirements available to us under the Nasdaq Rules for a controlled company (Nasdaq Rule 5615(c)(2)).

Dr. Vinciarelli beneficially owned, as of March 31, 2022, 9,592,017 shares of our Common Stock, 273,394 of which Dr. Vinciarelli has the right to acquire upon exercise of options to purchase Common Stock within 60 days of March 31, 2022, and 11,023,648 shares of our Class B Common Stock. Each share of Class B Common Stock entitles the holder thereof to 10 votes per share and is exchangeable on a one for one basis into a share of Common Stock, which entitles the holder thereof to one vote per share. As of March 31, 2022, Dr. Vinciarelli beneficially owned 29.9% of our Common Stock and 93.8% of our Class B Common Stock, which together represent 79.9% of total voting power, giving him effective control of our governance.

Because of the Corporation’s status as a controlled company, we are not required to comply with listing standards requiring a majority of independent Directors on our Board, the determination of the compensation of our executive officers solely by independent Directors, and the recommendation of nominees for Director solely by independent Directors. Upon consideration of the independence criteria under the Nasdaq Rules, the Board has determined that six of the twelve Nominees (four of which are current Directors: Mr. Anderson, Mr. Ansour, Mr. Carlson, and Dr. Eichten and two of which are not yet Directors: Ms. Lavie and Dr. Shen) are independent, as defined by the Nasdaq Rules.

While we do rely on an exemption, as a controlled company, from the Nasdaq Rules requirement that our Board be comprised of a majority of independent Directors, the Nasdaq Rules nevertheless require our Board to have an Audit Committee comprised of no fewer than three Directors, all of whom are independent. The Nasdaq Rules further require that all members of the Audit Committee have the ability to read and understand fundamental financial statements and that at least one member of the Audit Committee possess financial sophistication (i.e., qualify to be identified as an “audit committee financial expert” under Item 407(d)(5)(ii) and (iii) of Regulation S-K). Mr. Ansour, Mr. Carlson, and Dr. Eichten are standing for re-election to the Board and, if re-elected, intend to serve as members of the Audit Committee for the upcoming one-year term. The Board has determined each of these Directors, as well as Mr. Anderson who served as a member of the Audit Committee during 2021 and until February 2022, is independent under the Nasdaq Rules, including the Nasdaq Rules applicable to audit committee members. The Board also has determined that Mr. Carlson qualifies as an “audit committee financial expert” under Item 407(d)(5)(ii) and (iii) of Regulation S-K.

We rely on an exemption, as a controlled company, from the Nasdaq Rules requirement that the compensation of our executive officers, including Dr. Vinciarelli, our Chief Executive Officer, be determined solely by independent Directors. However, Mr. Ansour, Mr. Carlson, and Dr. Eichten, all considered to be independent Directors under the Nasdaq Rules, including the Nasdaq Rules applicable to compensation committee members, are standing for re-election to the Board and, if re-elected, intend to serve as members of the Compensation Committee for the upcoming one-year term. Mr. Anderson, who served as a member of the Compensation Committee during 2021 and until February 2022, has also been determined by the Board to be independent under the Nasdaq Rules, including the Nasdaq Rules applicable to compensation committee members. The Compensation Committee is solely responsible for the administration of the Corporation’s stock option plans, with authority delegated by the Board to approve all recommended stock option awards.

We also rely on an exemption, as a controlled company, from the Nasdaq Rules requirement that nominees for Director be selected or recommended solely by independent Directors (or a committee comprised solely of independent Directors). The Board believes it, as a whole, is in the best position to evaluate potential candidates for nomination as Director and, therefore, the full Board (including Directors who are not independent) performs the function of such a committee. Of the current Directors, Dr. Vinciarelli, Mr. Tuozzolo, Mr. Schmidt, Mr. McNamara, Mr. Davies and Mr. D’Amico are not independent Directors under applicable Nasdaq Rules.

James A. Simms, who served as a Director until the 2021 Annual Meeting of Stockholders and as our Corporate Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary until his resignation on April 16, 2021, was not an independent Director under applicable Nasdaq Rules.

Finally, while we rely on the exemptions from certain Nasdaq Rules requirements described above, we are not exempt from the requirement that independent Directors have regularly scheduled meetings at which only independent Directors are present. At each meeting of the Board, the independent Directors conduct such “executive sessions,” frequently with our outside counsel as an invited guest. In addition, at each meeting of the Audit Committee, which is comprised solely of three independent Directors, the independent Directors conduct private meetings with representatives of our independent registered public accounting firm, KPMG LLP (“KPMG”).

The Board and Its Committees

The Board held no in-person meetings but acted by written consent in lieu of meetings on three occasions during 2021. Our Board has two standing committees: the Audit Committee and the Compensation Committee.

Information regarding the functions performed by the Audit Committee is set forth in the section of this Proxy Statement entitled “Report of the Audit Committee.” The Audit Committee is governed by a written charter, which was updated and approved by the Board on February 11, 2022 and is reviewed each year. As stated above, the Board has determined that Mr. Ansour, Mr. Carlson, and Dr. Eichten are independent, and that Mr. Carlson meets the definition of “audit committee financial expert” as defined by Item 407(d) of Regulation S-K. Mr. Ansour, Mr. Carlson, and Dr. Eichten have agreed, if re-elected, to serve on the Audit Committee. The charter of the Audit Committee is posted on the Corporation’s website, www.vicorpower.com, under the heading “About the Company” and the subheading “Corporate Governance.” The Audit Committee held five meetings during 2021.

The Compensation Committee is responsible for approving, based on the recommendation of Dr. Vinciarelli, the compensation for the executive officers of the Corporation, approving all grants of stock options by the Corporation and its subsidiaries, and administering the Corporation’s stock option plans pursuant to authority delegated to it by the Board. The Compensation Committee is governed by a written charter, which was approved by the Board on October 18, 2013 and is subject to review each year. The Compensation Committee held five meetings during 2021 and acted by written consent in lieu of meeting on 15 other occasions to approve stock option awards granted during 2021. The Compensation Committee charter is posted on the Corporation’s website, www.vicorpower.com, under the heading “About the Company” and the subheading “Corporate Governance.”

Each of the Directors attended 75% or more of the total number of meetings of the Board and meetings of the committees thereof on which such Director serves. Directors are expected to attend each year’s Annual Meeting in person unless doing so is impracticable due to unavoidable conflicts. All of the Directors attended the 2021 Annual Meeting of Stockholders.

Board Leadership and Role in Risk Management

Given the Corporation’s status as a controlled company and Dr. Vinciarelli’s leadership of the Corporation since its founding, he fulfills both the roles of Chairman of the Board and Chief Executive Officer. As Chairman

of the Board, Dr. Vinciarelli presides over meetings of the Board and, in collaboration with the Corporate Secretary, establishes an agenda for each meeting. The Board does not have a lead independent Director. As Chief Executive Officer, Dr. Vinciarelli is responsible for setting the strategic direction of the Corporation, the leadership of the organization, and the operational and financial performance of the Corporation.

The Board advises and oversees executive management, which, under Dr. Vinciarelli’s leadership, is responsible for the day-to-day operations of the Corporation’s affairs. The Board reviews, assesses, and directs our long-term strategic plans and provides oversight and guidance on all matters influencing the Corporation’s well-being.

The Board has an active role, as a whole and also at the committee level, in overseeing identification, analysis, and management of the Corporation’s risks. The Board regularly reviews information regarding the Corporation’s strategy, operations, financial performance and position, and legal and regulatory affairs, addressing the risks associated with each. To date, Messrs. Davies, McNamara, Schmidt, and Tuozzolo, in their capacities as Corporate Vice President, Global Sales and Marketing, Corporate Vice President, General Manager, Operations, Chief Financial Officer, and President of Vicor Power Components, respectively, provide first-hand information and insight to the Board regarding enterprise risk. Messrs. Anderson and Carlson, as semiconductor industry executives with extensive, valuable experience, provide important external perspectives on a range of challenges facing the Corporation, including evolving technology and intensifying competition. Dr. Eichten, an early investor in the Corporation, who has served on the Board for 41 years, provides important perspectives on technology trends, as well as a historical perspective on corporate strategy. Mr. D’Amico provides input on patent matters, including risk related to potential patent litigation, given his considerable experience in the field of patent law, including patent litigation, patent licensing and patent prosecution. Mr. Ansour provides investment and legal expertise and has considerable experience as an investor in companies in the power management and semiconductor industries. The independent Directors, given their breadth of experience and expertise, as well as their governance responsibilities as the sole members of the Audit Committee and the Compensation Committee, contribute to an ongoing assessment of the integrity of our financial reporting processes and systems and the appropriateness and effectiveness of our compensation programs.

While the Board is ultimately responsible for the Corporation’s risk management, the Audit Committee, comprised of independent Directors, plays a primary and important role in assisting the Board in overseeing such responsibilities, with particular focus, as mandated by the Sarbanes-Oxley Act of 2002, on the integrity and effectiveness of the Corporation’s financial reporting processes. The Audit Committee reviews our guidelines and policies on management of enterprise risks, including assessment and management of the Corporation’s major financial exposures and management’s monitoring and control of such exposures. At each meeting of the Audit Committee, members of management, led by the Corporation’s Chief Financial Officer, present information addressing issues related to risk identification, analysis, and mitigation. Also at each meeting of the Audit Committee, the committee members meet privately with representatives of our independent auditors, KPMG.

In addition to the risk oversight role undertaken by the Audit Committee, the Compensation Committee assists the Board in overseeing the Corporation’s compensation policies and practices as they relate to the Corporation’s risk management and risk-taking incentives. The Compensation Committee has determined that the compensation policies and practices for the Corporation’s employees are not reasonably likely to have a material adverse effect on the Corporation, as the incentives of the Corporation’s compensation programs are believed to be aligned with our strategic, operational, and financial goals and the interest of our Stockholders.

Board Diversity

The table below provides certain self-identified personal characteristics of our Directors in the format required by Nasdaq Rules 5605(f) and 5606, and each of the categories listed in the table has the meaning as it is used within the rules.

Board Diversity Matrix for Vicor Corporation

As of April 29, 2022

Total Number of Directors:	10

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	10	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	10	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Director Nomination Process

As indicated above, the full Board performs the Director nomination function for the Corporation. The Board does not have a charter governing the Director nomination process, although it has established Director nomination procedures setting forth the process for identifying and evaluating Director nominees. The Corporation’s By-Laws require that our Stockholders approve the number of Directors for the coming year at each Annual Meeting of Stockholders, although the By-Laws also allow the Board to reduce the number of Directors in the event of a vacancy on the Board and to increase the number of Directors at any time by majority vote of the Directors then serving.

Board Membership Criteria — At a minimum, the Board must be satisfied each candidate for nomination has high personal and professional integrity, has demonstrated exceptional ability and judgment, and is expected, in the judgment of the Board, to be highly effective, in collaboration with the other nominees to the Board, in collectively serving the interests of the Corporation and our Stockholders. In addition to the minimum qualifications set forth above, the Board seeks to select for nomination persons possessing relevant industry or technical experience and, in order to maintain compliance with the Nasdaq Rules regarding the independence of Audit Committee members, persons meeting the independence requirements of the Nasdaq Rules and Securities and Exchange Commission (“SEC”) regulations.

Identifying and Evaluating Nominees — The Board may solicit recommendations from any sources it deems appropriate. The Board will evaluate all candidates for nomination in the same manner, evaluating the qualifications of any recommended candidate and conducting inquiries it deems appropriate, without discrimination on the basis of race, religion, national origin, sexual orientation, disability, or any other basis. In identifying and evaluating candidates for nomination, the Board may consider, in addition to the minimum professional qualifications discussed above and other criteria for Board membership approved by the Board from time to time, all facts and circumstances it deems appropriate or advisable, including, among other things, the breadth of experience, geographic representation, and backgrounds of other nominees. Based on these considerations, the Board may nominate a candidate it believes will, together with the other nominees, best serve the interests of the Corporation and our Stockholders.

Ms. Lavie and Dr. Shen, Nominees for election at the Annual Meeting, were initially recommended to serve as Directors by Dr. Vinciarelli. In determining to nominate Ms. Lavie and Dr. Shen and each other Nominee at this Annual Meeting, the Board evaluated each Nominee in accordance with our standard review process for director candidates as described above.

Stockholder Recommendations — The Board’s policy is to review and consider, in accordance with the procedures described above, any candidates for nomination recommended by Stockholders entitled to vote for the election of Directors. All Stockholder recommendations of candidates for nomination must be submitted to our Corporate Secretary, at the address of the Corporation set forth above.

All Stockholder recommendations for Director candidates must include the following information:

•	the name and address of record of the Stockholder;

•

a representation that the Stockholder is a record holder of shares of capital stock of the Corporation entitled to vote in the election of Directors, or if the Stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) promulgated under the Securities Exchange Act of 1934, as amended ( the “Exchange Act”);

•

the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full years of the candidate for nomination;

•

a description of the qualifications and background of the candidate for nomination that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•	a description of all arrangements or understandings between the Stockholder and the candidate for nomination;

•

the written consent of the candidate for nomination (a) to be named in the proxy statement relating to the Corporation’s next annual meeting and (b) to serve as a Director if elected at such annual meeting; and

•	any other information regarding the candidate for nomination required to be included in a proxy statement filed pursuant to the rules of the SEC.

Any stockholder seeking to present a Director nomination at an annual meeting must comply with the notice procedures in our By-Laws as described herein under “Stockholder Proposals.”

Communications with the Board

If a Stockholder wishes to communicate with any Director or the Board as a whole, he or she may do so by addressing such communications to: [Name(s) of Director(s)/Board of Directors of Vicor Corporation], c/o James F. Schmidt, Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, MA 01810. All correspondence should be sent via certified U.S. mail, return receipt requested. All correspondence received will be forwarded promptly to the addressee(s).

Code of Business Conduct

The Corporation has established and adopted a Code of Business Conduct (which applies to all of our employees, including our executive officers). This Code of Business Conduct is posted on the Corporation’s website, www.vicorpower.com, under the heading “About the Company” and the subheading “Corporate Governance”.

Hedging

We do not have a policy that specifically prohibits our employees and directors from hedging the economic risk of ownership of our stock.

Executive Officers

Executive officers of the Corporation (designated as our “corporate officers” in accordance with our By-Laws) are appointed annually by the Board and hold office until the first meeting of the Board following the next annual meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, resignation, or removal. The following persons are the Corporation’s executive officers:

Patrizio Vinciarelli, Ph.D., 75, Chairman of the Board, President, and Chief Executive Officer. Dr. Vinciarelli’s background and experience is contained in the section of this Proxy Statement entitled “Information Regarding Nominees and Qualifications.”

Sean Crilly, 64, Corporate Vice President, Engineering, Power Systems since June 2015. From December 2012 to May 2015, Mr. Crilly served as Vice President, Engineering, VI Chip Corporation (“VI Chip”). From 2006 to 2012, Mr. Crilly held the position of Director of Sustaining Engineering, and, from 2000 to 2006, the position of Manager, Test Engineering. Previously, Mr. Crilly held the positions of Project Manager, from 1996 to 2000, and Senior Test Engineer, from 1993 to 1996. Prior to joining the Corporation in 1993, Mr. Crilly was Vice President of Applications Engineering at Intepro Systems, specializing in power electronics test equipment. Earlier, he was employed in engineering roles at Schaffner and Nixdorf Computer. Mr. Crilly received a B.Eng. in Electronics from the Limerick Institute of Technology, Limerick, Ireland.

Philip D. Davies, 62, Corporate Vice President, Global Sales and Marketing. Mr. Davies’s background and experience is contained in the section of this Proxy Statement entitled “Information Regarding Nominees and Qualifications.”

Alvaro Doyle, 54, Corporate Vice President and Chief Information Officer since September 2020. From 2017 to 2020, Mr. Doyle served as Vice President of Application Development and Business Analytics, also assuming the role of Chief Compliance Officer in 2020. Over the course of his career at Vicor starting in 1998, he has held various leadership roles including Director of Application Development, Senior Technical Manager, Manager of Manufacturing Systems, Principal Software Engineer, and Senior Software Engineer. Prior to Vicor, Mr. Doyle worked as a software engineer at the UMass Medical School’s PeopleSoft integration group. Mr. Doyle received a B.S. in Information Systems Management from the University of San Francisco.

Quentin A. Fendelet, 50, Corporate Vice President and Chief Accounting Officer since March 2022. Prior to joining Vicor, Mr. Fendelet served as a Senior Financial Consultant with Fenway Consulting Group and CBIZ Private Equity Advisory, transaction and transformation solutions partners for middle-market private equity firms, from October 2020 to February 2022. Prior to his Senior Financial Consulting roles, Mr. Fendelet served as Vice President Controller of Wheelabrator Technologies, Inc., an environmental services company, from November 2015 to March 2020. Prior to Wheelabrator, Mr. Fendelet served as Vice President of Finance of Courier Corporation, a publicly traded media company, from April 2014 to June 2015. In his previous positions, Mr. Fendelet was responsible for overseeing finance and accounting operations, systems implementations and guiding strategic financial and business decisions. Mr. Fendelet holds a Bachelor of Science – Accounting from Merrimack College and a Master of Business Administration from Bentley University. He is a Certified Public Accountant and a Chartered Global Management Accountant.

Robert Gendron, 57, Corporate Vice President, Product Management and Development since September 2021. From 2017 to September 2021, Mr. Gendron served as Corporate Vice President, Product Marketing and Technical Resources. From 2014 to 2017, Mr. Gendron served as Vice President of Marketing and Business Development for the Picor Corporation (“Picor”) and VI Chip subsidiaries of the Corporation. From 2011 to 2014, he served as Vice President of Marketing and Business Development for Picor. Prior to joining Picor, Mr. Gendron held senior marketing and sales roles at various semiconductor companies including Analog Devices, STMicroelectronics, Fairchild Semiconductor, International Rectifier, and Volterra. Mr. Gendron also serves on the Industrial Advisory Board for the University of New Hampshire Department of

Electrical and Computer Engineering. He holds a B.S. in Electrical Engineering from Clarkson University, a M.S. in Electrical Engineering from Northeastern University, and a M.B.A. from the Whittemore School of Business at the University of New Hampshire, and is a registered Professional Engineer by the Commonwealth of Massachusetts.

Nancy L. Grava, 51, Corporate Vice President, Human Resources, since July 2015. From 2009 to June 2015, Ms. Grava held the position of Director, Human Resources. From 2002 to 2009, Ms. Grava held the position of Senior Manager, Compensation and Benefits and, from 1999 to 2002, she held the position of Manager, Compensation and Benefits. Prior to that time, Ms. Grava held various other positions within Human Resources since joining the Corporation in 1993. Ms. Grava received a B.A. from the Massachusetts School of Liberal Arts and an M.B.A. from Bentley University.

Alex Gusinov, 58, Corporate Vice President, Engineering, Power Components since June 2015. From 2006 to 2015, Mr. Gusinov served as Vice President of Design Engineering for Picor. He joined Picor in 2004 as Director of IC Design. Prior to joining Picor, Mr. Gusinov was employed by SIPEX Corporation from 1996 to 2004, most recently as Vice President of Design Engineering, Power Management. From 1986 to 1996, he was employed by Analog Devices, Inc., developing integrated circuits for telecom, fiber optics, video, and related applications. Mr. Gusinov received a B.S.E.E. from Boston University and an M.S. in Engineering Management from Gordon Institute of Tufts University.

Michael S. McNamara, 61, Corporate Vice President, General Manager, Operations. Mr. McNamara’s background and experience is contained in the section of this Proxy Statement entitled “Information Regarding Nominees and Qualifications.”

James F. Schmidt, 61, Corporate Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary. Mr. Schmidt’s background and experience is contained in the section of this Proxy Statement entitled “Information Regarding Nominees and Qualifications.”

Claudio Tuozzolo, 59, Corporate Vice President and President of Vicor Power Components. Mr. Tuozzolo’s background and experience is contained in the section of this Proxy Statement entitled “Information Regarding Nominees and Qualifications.”

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth the beneficial ownership of the Corporation’s Common Stock and Class B Common Stock held by (1) each person or entity known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation’s common stock, (2) each Director and Nominee, (3) each named executive officer of the Corporation (as defined in Item 402(a)(3) of Regulation S-K and named in the Summary Compensation Table for Fiscal 2021 below), and (4) all Directors and executive officers as a group, in each case based on representations of the Directors, Nominees and executive officers as of March 31, 2022, and a review of corporate records and filings on Schedules 13D and 13G under the Exchange Act. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares set forth opposite such beneficial owner’s name. The information in the table reflects shares outstanding of each of the two classes of common stock on March 31, 2022, and does not, except as otherwise indicated below, take into account conversions after such date, if any, of shares of Class B Common Stock into Common Stock, which, if they were to occur, would increase the voting control of persons who retain shares of Class B Common Stock.

The percentages shown have been determined as of March 31, 2022, in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 43,966,386 shares of common stock that were outstanding on such date, of which 32,208,168 were shares of Common Stock and 11,758,218 were shares of Class B Common Stock. Each share of Common Stock entitles the holder thereof to one vote per share, and each share of Class B

Common Stock entitles the holder thereof to 10 votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

Pursuant to the provisions of our certificate of incorporation, shares of Class B Common Stock are transferrable only under the limited circumstances set forth therein and must be converted into shares of Common Stock in order to be sold. Such conversion may be effected by the delivery of the certificate(s) representing shares of Class B Common Stock, accompanied by a written notice of the election by the record holder thereof to convert, to James F. Schmidt, Corporate Secretary, c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810, or to the then-current transfer agent for our Common Stock. Any transfer of shares of Class B Common Stock not permitted under the provisions of our certificate of incorporation will result in the automatic conversion of those shares of Class B Common Stock into an equal number of shares of Common Stock.

Name of Beneficial Owner (1)	Total Number of Shares Beneficially Owned (2) (3) (4) (11)		Percent of Common Stock Beneficially Owned	Percent of Class B Common Stock Beneficially Owned	Percent of Voting Power
Patrizio Vinciarelli	20,889,059	(5)	29.9%	93.8%	79.9%
Estia J. Eichten	956,322	(6)	0.8%	5.9%	4.8%
Sean Crilly	69,184		*	*	*
Claudio Tuozzolo	47,760		*	*	*
Philip D. Davies	45,540		*	*	*
Michael S. McNamara	28,324		*	*	*
Andrew T. D’Amico	17,565		*	*	*
Alex Gusinov	15,734		*	*	*
James A. Simms (7)	6,866		*	*	*
Alvaro Doyle	5,853		*	*	*
Nancy L. Grava	4,091		*	*	*
Samuel J. Anderson	2,888		*	*	*
Robert Gendron	2,481		*	*	*
Jason L. Carlson	1,429		*	*	*
Richard J. Nagel, Jr. (8)	1,243		*	*	*
James F. Schmidt	291		*	*	*
M. Michael Ansour	—		*	*	*
Quentin A. Fendelet	—		*	*	*
Zmira Lavie	—		*	*	*
John Shen	—		*	*	*
All Directors and executive officers as a group (16 persons)	22,086,521		31.3%	99.6%	84.9%
BlackRock, Inc. (9) 55 East 52nd Street New York, NY 10055	2,257,308		6.9%	*	1.5%
The Vanguard Group-23-1945930 (10) 100 Vanguard Blvd. Malvern, PA 19355	2,099,616		6.4%	*	*

*	Less than 1%
(1)	The address for each of the beneficial owners named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2)	Includes shares issuable upon the exercise of options to purchase Common Stock that are exercisable or will become exercisable within 60 days of March 31, 2022, in the following amounts:

Name of Beneficial Owner	Shares
Patrizio Vinciarelli	273,394
Sean Crilly	65,950
Philip D. Davies	45,540
Michael S. McNamara	28,257
Estia J. Eichten	18,148
Andrew T. D’Amico	17,565
Alvaro Doyle	5,786
Nancy L. Grava	4,091
Samuel J. Anderson	2,888
Claudio Tuozzolo	2,803
Robert Gendron	2,481
Jason L. Carlson	1,429
Richard J. Nagel, Jr.	1,243
Alex Gusinov	444

(3)	Includes shares of Common Stock purchased through the Vicor Corporation 2017 Employee Stock Purchase Plan.
(4)

The calculation of the total number of shares beneficially owned includes 11,023,648 shares of Class B Common Stock owned by Dr. Vinciarelli and 690,700 shares of Class B Common Stock owned by Dr. Eichten. No other executive officer, Director, Nominee or 5.0% stockholder owns shares of Class B Common Stock.

(5)	Includes 171,125 shares of Common Stock held by the Patrizio Vinciarelli Irrevocable Trust U/A, of which Dr. Vinciarelli is a trustee.
(6)	Includes 12,145 shares of Common Stock held by the Belle S. Feinberg Memorial Trust, of which Dr. Eichten is a trustee.
(7)	Mr. Simms resigned from his positions as Corporate Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary on April 16, 2021.
(8)	Mr. Nagel retired from his positions as Corporate Vice President and Chief Accounting Officer on March 11, 2022.
(9)

Information reported is based upon a Schedule 13G/A filed with the SEC on February 1, 2022, reflecting holdings as of December 31, 2021. All shares are held by BlackRock, Inc., which holds sole voting power with regard to 2,236,724 shares and sole dispositive power with regard to 2,257,308 shares.

(10)

Information reported is based upon a Schedule 13G/A filed with the SEC on February 10, 2022, reflecting holdings as of December 31, 2021. All shares are held by The Vanguard Group -23-1945930 which holds sole voting power with regard to 0 shares, sole dispositive power with regard to 2,040,136 shares, shared voting power with regard to 40,087 shares and shared dispositive power with regard to 59,480 shares.

(11)

Dr. Vinciarelli, Mr. Crilly, Mr. McNamara, Ms. Grava, and Mr. Doyle held, respectively, 5,500,000, 530,000, 125,000, 30,000, and 10,000 options to purchase VI Chip capital stock, which, in connection with the merger of VI Chip with and into the Corporation on June 28, 2019 (the “VI Chip Merger”), were exchanged, respectively, for 779,885, 75,151, 17,724, 4,253, and 1,417 options to purchase Common Stock of the Corporation. The options to purchase Common Stock of the Corporation are reflected in this table. See below under the heading “Compensation Discussion and Analysis—Stock Option Awards” for more information regarding the VI Chip Merger and the conversion of the VI Chip options.

Mr. Tuozzolo and Mr. Gusinov held 163,198 and 2,968 shares of Picor capital stock, respectively, which were exchanged for 8,299 and 150 shares of Common Stock of the Corporation, respectively, in connection with the merger of Picor with and into the Corporation (the “Picor Merger”). Mr. Tuozzolo, Mr. Gusinov, and Mr. Gendron held, respectively, 2,622,584, 1,020,000, and 450,000 options to purchase Picor capital stock, which, in connection with the Picor Merger, were exchanged, respectively, for 133,369, 51,869, and 22,885 options to purchase Common Stock of the Corporation. These shares of Common Stock of the Corporation and options to purchase Common Stock of the Corporation are reflected in this table.

COMPENSATION DISCUSSION AND ANALYSIS

This section provides information about our overall compensation program elements and objectives, with a particular focus on the compensation decisions made during 2021 with respect to our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), which were the following individuals for 2021: Dr. Vinciarelli, our President and Chief Executive Officer; Mr. Schmidt, our Chief Financial Officer; Mr. Simms, our former Chief Financial Officer who served until his resignation on April 16, 2021; Mr. Nagel, who served as our Interim Principal Financial Officer from April 16, 2021 until Mr. Schmidt’s appointment was effective in June 2021, as well as our Chief Accounting Officer until his retirement in March 2022; and Messrs. Davies, McNamara and Tuozzolo, each of whom is a Corporate Vice President of the Corporation.

Philosophy

The primary objective of the Corporation’s compensation programs is to attract, motivate, and retain highly qualified and productive employees using a combination of cash and equity based rewards intended to motivate and reward superior performance. Salaries and, in appropriate circumstances, cash bonuses encourage effective performance relative to current plans and objectives, while stock options may be utilized to attract new employees, reward outstanding performers, promote longer-term focus, and more closely align the interests of employees with those of Stockholders.

Stockholder Advisory Vote on Executive Compensation

At the 2017 annual meeting of Stockholders, Stockholders cast an advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers (“Say on Pay” votes). The option receiving the highest number of votes was a frequency of every three years, and, in accordance with the outcome of that advisory vote, our Board determined to hold a Say on Pay advisory vote every three years. The Corporation’s most recent Say on Pay vote occurred at the Corporation’s 2020 annual meeting of Stockholders, and Stockholders approved, on an advisory basis, the compensation of our Named Executive Officers as disclosed in our proxy statement for that annual meeting. The Compensation Committee believes this affirmed our Stockholders’ support of the Corporation’s approach to executive compensation and, therefore, did not change its approach during 2021. The next advisory vote on the frequency of future Say on Pay votes will occur at the 2023 annual meeting of Stockholders.

Overview of Executive Compensation

Dr. Vinciarelli, with input from Ms. Grava, our Corporate Vice President, Human Resources, makes periodic recommendations to the Compensation Committee with respect to the compensation of executives including the Named Executive Officers (other than himself) and other employees in leadership positions.

Potential elements of compensation for our executive officers include: a base salary, cash bonuses, stock option awards through the Corporation’s stock option plans, the option to purchase Common Stock of the Corporation through the 2017 Employee Stock Purchase Plan (“ESPP”), subsidized participation in group health, disability, and life insurance, cash contributions to a 401(k) tax-qualified retirement saving plan sponsored by the Corporation and certain perquisites. All employees, including our Named Executive Officers, are employees-at-will and, as such, do not have employment contracts with the Corporation.

Each component of compensation is described in the following table:

Component	Characteristics/Frequency	Objective
Base Salary	Salaries are established for a new hire based on the qualifications of the individual, the talents and skills sought for the position, and the comparable market level of salaries paid by position and/or geography. Salaries are	We seek to attract and retain the best available individual talent. We structure salaries to provide a fixed amount of annual compensation reflecting (a) the individual’s performance, and (b) the performance of the

Component	Characteristics/Frequency	Objective
	reviewed and revised annually, based on the performance of the individual. Each year a target percentage for an organization-wide merit increase in salaries, based on the Corporation’s performance and an assessment of increases in the cost of living, is presented to Dr. Vinciarelli for approval.	Corporation and the business unit within which the individual is employed.

Cash Bonus (Contingent)	Certain senior sales and marketing personnel, including Mr. Davies, are eligible to participate in sales incentive programs, with cash bonuses paid based on achievement of various objectives. These programs generally are structured annually, with payments made quarterly. The Corporation does not have a policy regarding or a program involving discretionary cash bonuses for personnel outside of the sales or marketing functions. The details of Mr. Davies’ cash bonus for 2021 can be found in footnote 3 to the Summary Compensation Table.	We seek to provide short-term, tangible motivation for certain senior sales and marketing personnel to meet objectives, whether these objectives involve dollar volumes, market penetration, or other defined quantitative objectives.

Stock Option Awards (Contingent)	We generally award non-qualified stock options to a new employee upon hiring. From time to time, existing employees will be rewarded for superior performance through the award of stock options. We also may make stock option incentive grants in conjunction with merit increases for eligible employees.	We seek to motivate and retain recipients of stock option awards to contribute to achieving longer-term performance goals, potentially contributing to an increase in the value of the shares underlying the stock option awards, thereby aligning economic interests of recipients with Stockholders.

ESPP Participation (Elective)	Under the ESPP, established in 2017, eligible employees who elect to participate on the first day of an offering period of approximately six months are able to purchase shares of the Corporation’s Common Stock at the end of that offering period at a purchase price equal to 85% of the lesser of the fair market value of a share of Common Stock either on the first trading day or last trading day of that offering period. The purchase of shares is funded by means of periodic payroll deductions.	We seek to motivate and retain U.S. employees through their purchase, using after tax funds, of shares of the Corporation’s Common Stock at an advantageous price. Under the provisions of the ESPP, shares purchased and held past the first anniversary of the purchase are eligible for long-term capital gains tax treatment when sold.

Fringe Benefits	We offer a package of fringe benefits to all employees, including all Named Executive Officers, and their dependents, portions of which are paid for, in whole or in part, by the employee. The benefits we offer include: life, health, dental, vision, and long-term care insurance; disability and workers’ compensation insurance; healthcare	We seek to provide a competitive package of benefits addressing the health and welfare needs of employees, reflecting our overall compensation philosophy of attracting and retaining talented individuals.

Component	Characteristics/Frequency	Objective
reimbursement accounts; tuition reimbursement; and paid time off.

Retirement Benefits	The Corporation sponsors a 401(k) tax-qualified retirement saving plan that is open to all employees. In any plan year, the Corporation will make a matching contribution equal to 50% of the first 6% of the participant’s compensation that has been contributed to the plan, up to a maximum matching contribution of $6,525. Participants received up to $6,525 in matching funds in 2021 from the Corporation. All Named Executive Officers, with the exception of Dr. Vinciarelli, participated in the 401(k) plan and received matching contributions. The Corporation does not provide any defined benefit plans, nonqualified deferred compensation plans, retirement health insurance, or other post-employment benefits.	We seek to provide retirement benefits that are competitive with other companies of our size and industry focus, reflecting our overall compensation philosophy of attracting and retaining talented individuals.

Perquisites	Executive officers, including all Named Executive Officers, are eligible to participate in supplemental health, dental, and vision insurance, and receive a fixed cash automobile allowance, as well as reimbursement for fuel expenses. Amounts associated with automobile allowances and fuel expense reimbursements are considered taxable current income by the recipient.	The limited perquisites we currently offer are intended to provide benefits to our executives comparable to those received by executives of other companies of our size and industry focus, or, as is the case with automobile allowances and fuel reimbursement, to support business purposes.

Stock Option Awards

Discretionary awards of stock options have been a component of our compensation for executives and employees that Dr. Vinciarelli considers to be important contributors to the Corporation’s success. The Compensation Committee approves all stock option grants. We generally award a limited number of non-qualified stock options to a new employee upon hiring. From time to time, existing employees may also be rewarded for superior performance through the award of additional stock options. Stock options may also be granted to eligible employees in conjunction with annual merit increases.

The Corporation does not have a policy regarding the composition or frequency of discretionary awards of stock options or other forms of equity-based compensation. In 2021, Mr. Schmidt, Mr. Davies, Mr. McNamara and Mr. Tuozzolo each received an award of stock options due to their service on the Board, as described below under the section entitled “Directors’ Compensation For Fiscal 2021.” Mr. Schmidt also received an award in connection with his appointment as the Corporation’s Corporate Vice President, Chief Financial Officer, Treasurer and Corporate Secretary. In addition, Mr. Davies, Mr. Nagel, Mr. McNamara and Mr. Tuozzolo each received an award of stock options as part of an annual merit increase.

During 2021, as was also the case in 2020 and 2019, options for the purchase of the Corporation’s Common Stock were awarded under the Vicor Corporation Amended and Restated 2000 Stock Option and Incentive Plan, as amended and restated (the “Vicor 2000 Plan”). The exercise price of stock options for the purchase of the Corporation’s Common Stock is set at the closing price of a share of the Corporation’s Common Stock on the

NASDAQ-GS on the effective date of the grant. Generally, these option grants vest evenly each quarter over five years and have a 10-year term. In certain circumstances, options have been awarded with vesting provisions based on the achievement of specific financial performance targets, as defined in the award agreement associated with those options.

Prior to the VI Chip Merger in June 2019, options for the purchase of VI Chip common stock were awarded under the VI Chip Corporation Amended and Restated 2007 Stock Option and Incentive Plan (the “2007 VI Chip Plan”). In connection with the VI Chip Merger, the Corporation assumed the 2007 VI Chip Plan and any outstanding stock options thereunder. All outstanding options under the 2007 VI Chip Plan have been converted into options for the purchase of Common Stock of the Corporation. The 2007 VI Chip Plan, which was previously approved by the Corporation’s stockholders at the 2017 Annual Meeting of Stockholders, was amended and restated on June 28, 2019 in connection with the VI Chip Merger. The assumed 2007 VI Chip Plan, as amended and restated, is referred to herein as the “Assumed VI Chip Plan.”

Prior to 2018, options for the purchase of Picor common stock were awarded under the Amended and Restated Picor Corporation 2001 Stock Option and Incentive Plan (the “2001 Picor Plan”). In connection with the merger of Picor with and into the Corporation in May 2018 (the “Picor Merger”), the Corporation assumed the 2001 Picor Plan, as well as any outstanding stock option awards under the 2001 Picor Plan. All outstanding options under the 2001 Picor Plan were converted into options for the purchase of Common Stock of the Corporation. The 2001 Picor Plan, which was previously approved by the Corporation’s stockholders at the 2017 Annual Meeting of Stockholders, was amended and restated on May 30, 2018 in connection with the Picor Merger. The assumed 2001 Picor Plan, as amended and restated, is referred to herein as the “Assumed Picor Plan.”

SUMMARY COMPENSATION TABLE FOR FISCAL 2021

Named Executive Officer (1)	Year	Salary (2)	Bonus (3)	Option Awards (4) (5)	All Other Compensation (6)	Total
Patrizio Vinciarelli	2021	$408,309	$—	$—	$55,903	$464,212
Chairman of the Board, President, and Chief Executive Officer	2020	123,077	—	—	20,418	143,495
	2019	396,607	—	—	54,357	450,964

James F. Schmidt	2021	219,154	—	1,097,038	21,570	1,337,762
Corporate Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary (7)

James A. Simms	2021	123,869	—	—	14,330	138,199
Former Corporate Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary (7)	2020	387,692	—	22,466	42,339	452,497
	2019	369,587	—	23,280	42,494	435,361

Richard J. Nagel, Jr.	2021	289,887	—	47,427	36,752	374,066
Former Corporate Vice President, Chief Accounting Officer, Interim Principal Financial Officer and Interim Corporate Secretary (7)

Philip D. Davies	2021	372,058	60,413	176,807	41,237	650,515
Corporate Vice President, Global Sales and Marketing	2020	373,441	—	111,777	40,542	525,760
	2019	354,249	103,237	167,665	38,425	663,576

Named Executive Officer (1)	Year	Salary (2)	Bonus (3)	Option Awards (4) (5)	All Other Compensation (6)	Total
Michael S. McNamara	2021	363,114	—	154,401	37,486	555,001
Corporate Vice President, and General Manager, Operations	2020	340,230	—	413,762	31,249	785,241
	2019	322,861	—	23,280	30,541	376,682

Claudio Tuozzolo	2021	407,533	—	169,970	41,808	619,311
Corporate Vice President and President of Vicor Power Components	2020	411,550	—	101,030	39,027	551,607
	2019	390,096	—	23,280	37,658	451,034

(1)

As defined by Item 402 of Regulation S-K, our “Named Executive Officers” for 2021 are: (a) our principal executive officer; (b) all individuals who served as our principal financial officer at any point during the year; and (c) our three most highly compensated executives (other than the principal executive officer and principal financial officer) serving as executives at the end of the last completed fiscal year.

(2)

The amounts shown reflect the actual salary amounts paid to the Named Executive Officers in each respective year. In 2020, Dr. Vinciarelli only collected a salary through early April 2020 as a cost cutting measure due to the onset of the COVID-19 pandemic.

(3)

The amounts shown reflect bonus amounts paid to the Named Executive Officers in each respective year. Mr. Davies received a cash bonus in 2021 based on the Corporation’s revenue growth and profitability during 2020.

(4)

The amounts shown reflect the aggregate grant date fair value of stock option awards in each year presented. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Corporation’s financial statements. These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer. Refer to Note 11, “Stock-Based Compensation and Employee Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 1, 2022, for the relevant assumptions used to determine the valuation of the Corporation’s option awards.

(5)

Of the option award values for Mr. Schmidt, Mr. Davies, Mr. McNamara, and Mr. Tuozzolo in 2021, each included $45,085 associated with the annual award to Directors of non-qualified stock options as compensation for service on the Corporation’s Board of Directors. Mr. Schmidt also received an award in connection with his appointment as the Corporation’s Corporate Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary. In addition, Mr. Nagel, Mr. Davies, Mr. McNamara, and Mr. Tuozzolo each received an award of stock options as part of an annual merit increase in 2021.

(6)

“All Other Compensation” amounts include car allowance, fuel allowance, supplemental health, dental and vision insurance, the taxable portion of life insurance benefits, and the Corporation’s matching 401(k) plan contribution for each Named Executive Officer shown. Dr. Vinciarelli’s car allowance is $10,800.

(7)

Mr. Schmidt joined the Corporation on June 1, 2021 as Corporate Vice President, Chief Financial Officer, Treasurer and Corporate Secretary. From 2008 to April 2021, Mr. Simms held the positions of Corporate Vice President, Chief Financial Officer, Treasurer and Corporate Secretary. From April 2021 to June 2021, Mr. Nagel, in addition to serving as Corporate Vice President and Chief Accounting Officer, assumed the roles of Interim Principal Financial Officer and Interim Corporate Secretary. Mr. Nagel retired from his positions as Corporate Vice President and Chief Accounting Officer on March 11, 2022.

EQUITY COMPENSATION PLAN INFORMATION

Stock Option Plan Information

The following table sets forth certain aggregated information for the Corporation as of December 31, 2021 regarding equity securities underlying stock option awards made under the Vicor 2000 Plan, the Assumed Picor Plan, and the Assumed VI Chip Plan. All equity compensation plans of the Corporation have been approved by Stockholders.

As shares of the Corporation’s Common Stock are issuable upon the exercise of options granted under the Vicor 2000 Plan, the Assumed Picor Plan, and the Assumed VI Chip Plan, we refer to the Vicor 2000 Plan, the Assumed Picor Plan, and the Assumed VI Chip Plan collectively as the “Vicor Plans” in the tables below.

The first column of the first row of the table below sets forth the total number of shares of stock to be issued upon exercise of outstanding stock options awarded under the Vicor Plans, which, as the sum of all vested and unvested stock option awards, represents the maximum number of shares potentially issued pursuant to the Vicor Plans, if all such awards are exercised. The second column of the first row of the table below sets forth the weighted average exercise price of outstanding stock options awarded under the Vicor Plans. This figure represents the weighted average exercise price for all outstanding stock option awards under the Vicor Plans (calculated as the quotient of (A) divided by (B), with (A) representing the cumulative sum of (C) the product of (D) each outstanding award’s number of underlying shares (reflecting the one-to-one relationship in each of the Vicor Plans between a stock option and an underlying share of stock) and (E) the exercise price at which that individual option may be exercised to purchase a share of stock pursuant to the applicable Vicor Plan, with (B) representing the total number of shares to be issued upon exercise of outstanding stock options shown in the first column for the Vicor Plans). Such exercise prices were established at the time of each stock option award and, accordingly, do not represent the value, as of December 31, 2021 or as of any time subsequent to the time of each stock option award. The third column of the first row of the table below sets forth the number of shares remaining available for issuance under the Vicor Plans. This figure represents (X) the difference between (Y) the total number of shares authorized for issuance under the Vicor Plans and the respective number of shares to be issued upon exercise of outstanding stock options shown in the first column.

Stock options issued under the Vicor 2000 Plan, the Assumed Picor Plan, and the Assumed VI Chip Plan carry a change in control provision that automatically accelerates vesting and makes unvested options fully exercisable upon a change of control, as defined in the applicable plan.

	Number of Shares to be Issued Upon Exercise of Outstanding Stock Options	Weighted-Average Exercise Price of Outstanding Stock Options	Number of Shares Remaining Available for Issuance under Stock Option Plans
Equity Compensation Plans Approved by Security Holders (1)	1,677,661	$33.48	6,155,718
Equity Compensation Plans Not Approved by Security Holders	—	—	—

(1)

Includes the Vicor Plans, which as described above, includes the Vicor 2000 Plan, the Assumed Picor Plan and the Assumed VI Chip Plan. Following the VI Chip Merger, option awards originally granted under the 2007 VI Chip Plan are exercisable for shares of Common Stock of the Corporation under the Assumed VI Chip Plan. 810,815 shares of the Corporation’s Common Stock are available for issuance under the Assumed VI Chip Plan solely upon the exercise of the options assumed by the Corporation in connection with the VI Chip Merger. No additional awards or any other types of awards may be granted under the Assumed VI Chip Plan. Following the Picor Merger, option awards originally granted under the 2001 Picor Plan are exercisable for shares of Common Stock of the Corporation under the Assumed Picor Plan. 14,109 shares of the Corporation’s Common Stock are available for issuance under the Assumed Picor Plan solely upon the exercise of the options assumed by the Corporation in connection with the Picor Merger. No additional awards or any other types of awards may be granted under the Assumed Picor Plan.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2021

The following table presents the Corporation’s grants of plan-based awards to Named Executive Officers during 2021. All such grants were made under the Vicor 2000 Plan. No grants were made during 2021 to Dr. Vinciarelli or Mr. Simms.

Named Executive Officer	Grant Date (1)	Underlying Option Award	Exercise Price per Share of Option Award	Grant Date Fair Value of Option Award (2)
James F. Schmidt	6/1/2021	25,000	$93.33	$1,051,953
	6/25/2021	1,000	$100.00	$45,085

Richard J. Nagel, Jr.	5/12/2021	1,645	$75.43	$47,427

Philip D. Davies	5/12/2021	4,569	$75.43	$131,722
	6/25/2021	1,000	$100.00	$45,085

Michael S. McNamara	5/12/2021	3,792	$75.43	$109,316
	6/25/2021	1,000	$100.00	$45,085

Claudio Tuozzolo	5/12/2021	4,332	$75.43	$124,885
	6/25/2021	1,000	$100.00	$45,085

(1)

The awards granted on June 25, 2021 were associated with the annual award to Directors, excluding Dr. Vinciarelli, of non-qualified stock options as compensation for service on the Corporation’s Board of Directors.

(2)

Refer to Note 11, “Stock-Based Compensation and Employee Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 1, 2022, for the relevant assumptions used to determine the valuation of option awards. For the options granted on June 25, 2021, the formula used to calculate the number of stock options annually awarded to Directors, excluding Dr. Vinciarelli, is $100,000 divided by the closing price of a share of Common Stock as reported on the NASDAQ-GS on the day of the 2021 Annual Meeting of Stockholders. Accordingly, on June 25, 2021, the Named Executive Officers who also served as Directors were awarded non-qualified stock options to purchase up to 1,000 shares of Common Stock at an exercise price of $100.00 per share.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2021

The following tables present the outstanding equity awards at December 31, 2021 held by our Named Executive Officers under the Vicor Plans:

Named Executive Officer	Number of Shares Underlying Unexercised Options Exercisable (1) (3)	Number of Shares Underlying Unexercised Options Unexercisable (1) (2) (3)	Option Exercise Price per Share ($)	Option Expiration Date
Patrizio Vinciarelli	273,394	155,977	6.77	7/21/2024

James F. Schmidt	—	25,000	93.33	6/1/2031
	—	1,000	100.00	6/25/2031

Richard J. Nagel, Jr	1,951	708	6.77	7/21/2024
	—	1,645	75.43	5/12/2028
	—	1,165	69.04	6/24/2030

Named Executive Officer	Number of Shares Underlying Unexercised Options Exercisable (1) (3)	Number of Shares Underlying Unexercised Options Unexercisable (1) (2) (3)	Option Exercise Price per Share ($)	Option Expiration Date
Philip D. Davies	39,257	—	11.42	10/23/2024
	—	4,569	75.43	5/12/2028
	645	966	31.05	6/28/2029
	4,000	6,000	30.98	9/6/2029
	577	2,305	69.04	6/24/2030
	147	584	68.48	6/26/2030
	—	1,000	100.00	6/25/2031

Michael S. McNamara	5,000	—	6.29	6/17/2023
	5,000	—	8.38	6/17/2023
	14,180	3,544	6.77	7/21/2024
	—	3,792	75.43	5/12/2028
	645	966	31.05	6/28/2029
	526	2,100	69.04	6/24/2030
	2,000	8,000	69.04	6/24/2030
	147	584	68.48	6/26/2030
	—	1,000	100.00	6/25/2031

Claudio Tuozzolo	—	1,272	12.19	7/21/2024
	—	516	19.35	6/16/2027
	—	4,332	75.43	5/12/2028
	637	424	47.15	6/15/2028
	645	966	31.05	6/28/2029
	507	2,028	69.04	6/24/2030
	147	584	68.48	6/26/2030
	—	1,000	100.00	6/25/2031

(1)	Generally, stock options with time-based vesting provisions awarded under the Vicor Plans become exercisable in five equal annual installments, beginning on the first anniversary of the date of grant.

(2) The unexercisable option vesting schedule under the Vicor Plans as of December 31, 2021, is as follows:

Named Executive Officer	Grant Date	Underlying Shares	Vesting Date
Patrizio Vinciarelli	6/28/2019	155,977	7/21/2022

James F. Schmidt	6/1/2021	5,000	6/1/2022
	6/1/2021	5,000	6/1/2023
	6/1/2021	5,000	6/1/2024
	6/1/2021	5,000	6/1/2025
	6/1/2021	5,000	6/1/2026
	6/25/2021	200	6/25/2022
	6/25/2021	200	6/25/2023
	6/25/2021	200	6/25/2024
	6/25/2021	200	6/25/2025
	6/25/2021	200	6/25/2026

Richard J. Nagel, Jr.	6/28/2019	708	7/21/2022
	6/24/2020	292	6/24/2022
	6/24/2020	291	6/24/2023

Named Executive Officer	Grant Date	Underlying Shares	Vesting Date
	6/24/2020	291	6/24/2024
	6/24/2020	291	6/24/2025
	5/12/2021	329	5/12/2022
	5/12/2021	329	5/12/2023
	5/12/2021	329	5/12/2024
	5/12/2021	329	5/12/2025
	5/12/2021	329	5/12/2026

Philip D. Davies	6/28/2019	322	6/28/2022
	6/28/2019	322	6/28/2023
	6/28/2019	322	6/28/2024
	9/6/2019	2,000	9/6/2022
	9/6/2019	2,000	9/6/2023
	9/6/2019	2,000	9/6/2024
	6/24/2020	577	6/24/2022
	6/24/2020	576	6/24/2023
	6/24/2020	576	6/24/2024
	6/24/2020	576	6/24/2025
	6/26/2020	146	6/26/2022
	6/26/2020	146	6/26/2023
	6/26/2020	146	6/26/2024
	6/26/2020	146	6/26/2025
	5/12/2021	914	5/12/2022
	5/12/2021	914	5/12/2023
	5/12/2021	914	5/12/2024
	5/12/2021	914	5/12/2025
	5/12/2021	913	5/12/2026
	6/25/2021	200	6/25/2022
	6/25/2021	200	6/25/2023
	6/25/2021	200	6/25/2024
	6/25/2021	200	6/25/2025
	6/25/2021	200	6/25/2026

Michael S. McNamara	6/28/2019	322	6/28/2022
	6/28/2019	322	6/28/2023
	6/28/2019	322	6/28/2024
	6/28/2019	3,544	7/21/2022
	6/24/2020	525	6/24/2022
	6/24/2020	525	6/24/2023
	6/24/2020	525	6/24/2024
	6/24/2020	525	6/24/2025
	6/24/2020	2,000	6/24/2022
	6/24/2020	2,000	6/24/2023
	6/24/2020	2,000	6/24/2024
	6/24/2020	2,000	6/24/2025
	6/26/2020	146	6/26/2022
	6/26/2020	146	6/26/2023
	6/26/2020	146	6/26/2024
	6/26/2020	146	6/26/2025
	5/12/2021	759	5/12/2022

Named Executive Officer	Grant Date	Underlying Shares	Vesting Date
	5/12/2021	759	5/12/2023
	5/12/2021	758	5/12/2024
	5/12/2021	758	5/12/2025
	5/12/2021	758	5/12/2026
	6/25/2021	200	6/25/2022
	6/25/2021	200	6/25/2023
	6/25/2021	200	6/25/2024
	6/25/2021	200	6/25/2025
	6/25/2021	200	6/25/2026

Claudio Tuozzolo	6/16/2017	516	6/16/2022
	5/30/2018	1272	7/21/2022
	6/15/2018	212	6/15/2022
	6/15/2018	212	6/15/2023
	6/28/2019	322	6/28/2022
	6/28/2019	322	6/28/2023
	6/28/2019	322	6/28/2024
	6/24/2020	507	6/24/2022
	6/24/2020	507	6/24/2023
	6/24/2020	507	6/24/2024
	6/24/2020	507	6/24/2025
	6/26/2020	146	6/26/2022
	6/26/2020	146	6/26/2023
	6/26/2020	146	6/26/2024
	6/26/2020	146	6/26/2025
	5/12/2021	867	5/12/2022
	5/12/2021	867	5/12/2023
	5/12/2021	866	5/12/2024
	5/12/2021	866	5/12/2025
	5/12/2021	866	5/12/2026
	6/25/2021	200	6/25/2022
	6/25/2021	200	6/25/2023
	6/25/2021	200	6/25/2024
	6/25/2021	200	6/25/2025
	6/25/2021	200	6/25/2026

(3)

In connection with the VI Chip Merger, all outstanding VI Chip stock options granted under the 2007 VI Chip Plan were converted into an equivalent value of Vicor stock options pursuant to the assumption by the Corporation of the 2007 VI Chip Plan and the options outstanding thereunder. As a result of the VI Chip Merger, Mr. Nagel received 3,544 options to purchase Common Stock of the Corporation, Mr. McNamara received 17,724 options to purchase Common Stock of the Corporation and Dr. Vinciarelli received 779,885 options to purchase Common Stock of the Corporation under the Assumed VI Chip Plan, of which 1,951 options, 14,180 options, and 273,394 options, respectively, were exercisable as of December 31, 2021. In connection with the Picor Merger, all outstanding Picor stock options granted under the 2001 Picor Plan were converted into an equivalent value of Vicor stock options pursuant to the assumption by the Corporation of the 2001 Picor Plan and the options outstanding thereunder. As a result of the Picor Merger, Mr. Tuozzolo received 133,369 options to purchase Common Stock of the Corporation under the Assumed Picor Plan, of which 0 options were exercisable as of December 31, 2021.

OPTIONS EXERCISES AND STOCK VESTED FOR FISCAL 2021

The following table presents option exercises by our Named Executive Officers during 2021. Mr. Schmidt did not exercise any options during 2021. All options exercised by our Named Executive Officers during 2021 were under the Vicor Plans as follows:

Named Executive Officer	Number of Shares Acquired upon Exercise	Value Realized upon Exercise (1)
Patrizio Vinciarelli	38,560	$4,264,750
Jamie A. Simms	65,717	5,940,285
Richard J. Nagel, Jr.	823	61,952
Philip D. Davies	39,250	5,692,500
Michael S. McNamara	50,401	6,923,433
Claudio Tuozzolo	17,116	1,591,502

(1)	Represents the difference between the exercise price and the fair market value of the underlying Common Stock on the date of exercise.

POTENTIAL PAYMENTS UPON TERMINATION, UPON A CHANGE OF CONTROL, AND

UPON TERMINATION FOLLOWING A CHANGE OF CONTROL

As all of our employees are employees-at-will, no amounts become due or payable to any of our executives upon termination of employment, regardless of whether a change of control has occurred. However, the Vicor Plans each provide that all unvested options thereunder will become vested and exercisable as of a change of control, as defined in each of the plans. Accordingly, our Named Executive Officers would have received the amounts set forth below based on the vesting of their unvested options if a change of control of the Corporation had occurred on December 31, 2021.

Named Executive Officer	Number of Unvested Options as of December 31, 2021	Intrinsic Value of Unvested Options as of December 31, 2021 (1)
Patrizio Vinciarelli	155,977	$18,749,995
James F. Schmidt	26,000	868,230
Richard J. Nagel, Jr.	3,518	237,409
Philip D. Davies	15,424	1,098,896
Michael S. McNamara	19,986	1,360,508
Claudio Tuozzolo	11,122	730,026

(1)

Calculated as the aggregate amount by which the fair market value as of December 31, 2021 of the shares underlying the unvested options (i.e., the product of the closing price of a share of Common Stock as reported on the NASDAQ-GS on that date, $126.98, and the number of unvested options) exceeded the aggregate exercise price of the unvested options as of that date.

Upon Mr. Simms’s resignation in April 2021, he did not receive any accelerated vesting of any option awards, nor did he receive any other severance payments or other benefits in connection with his resignation.

CHIEF EXECUTIVE OFFICER PAY RATIO

As required by Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the median annual total compensation of our employees and the annual total compensation of Patrizio Vinciarelli, our Chief Executive Officer. For the year ended December 31, 2021:

•	the annual total compensation of our median employee was reasonably estimated to be $66,899; and

•	the annual total compensation of Dr. Vinciarelli was $464,212.

Based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee is estimated to be 7 to 1.

We identified our median employee using a multi-step process. First, we examined the base salaries and wages of all individuals employed by us on December 31, 2021 (other than Dr. Vinciarelli), whether full-time, part-time, or on a seasonal basis to identify the median base salary of all our employees. We annualized wages and salaries for all permanent employees who were hired after January 1, 2021, as permitted by SEC rules, and converted all employees’ salaries or wages into U.S. dollars based on the applicable foreign exchange rate on December 31, 2021. We selected the individual within such group whose total compensation was at the median to serve as our median employee whose compensation is disclosed above. After we identified our median employee, we calculated such employee’s total annual compensation in the same way that we calculate the annual total compensation of our named executive officers in the Summary Compensation Table.

DIRECTORS’ COMPENSATION FOR FISCAL 2021

Overview of Director Compensation

The level of compensation of non-employee Directors is reviewed on an annual basis by the Board as a whole. To determine the appropriateness of the current level of compensation for non-employee Directors, the Board reviews data from a number of different sources including publicly available data describing director compensation in peer companies.

Non-employee Directors are compensated through a combination of cash payments and awards of options for the purchase of our Common Stock. Each non-employee Director receives a quarterly retainer of $7,500 for his services. Expenses incurred by non-employee Directors in attending Board and committee meetings are reimbursed by the Corporation.

Directors who are employees do not receive cash compensation for service on the Board.

Each Director (including Directors that are employees), other than any Director holding in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Dr. Vinciarelli), receives an annual grant of non-qualified stock options following the Annual Meeting of Stockholders under the Vicor 2000 Plan. Currently, the formula to calculate the stock option award is $100,000 divided by the closing price of a share of Common Stock as reported on the NASDAQ-GS on the day of the Annual Meeting of Stockholders. Accordingly, on June 25, 2021, each Director, other than Dr. Vinciarelli, was awarded non-qualified stock options to purchase up to 1,000 shares of Common Stock at an exercise price of $100.00 per share. Stock options granted to Directors as compensation for their service on the Board vest at a rate of 20% per year on each of five successive anniversaries of the date of award.

The table below reflects Director compensation for fiscal 2021:

Director	Fees Earned or Paid in Cash	Option Awards (1) (2)	Total Compensation
Samuel J. Anderson	$30,000	$45,085	$75,085
Jason L. Carlson	30,000	45,085	75,085
Estia J. Eichten	30,000	45,085	75,085
M. Michael Ansour (3)	15,000	45,085	60,085
Andrew T. D’Amico (4)	—	45,085	45,085

(1)

These amounts reflect the aggregate grant date fair value of stock option awards granted during 2021. Refer to Note 11, “Stock-Based Compensation and Employee Benefit Plans”, in the Notes to Consolidated

Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 1, 2022, for the relevant assumptions used to determine the valuation of option awards.
(2)

Option awards granted to Philip D. Davies, James F. Schmidt, Michael S. McNamara and Claudio Tuozzolo, who are both employees and Directors, are described in the Grants of Plan-Based Awards for Fiscal 2021 table.

(3)	M. Michael Ansour was elected a Director on June 25, 2021.
(4)	Andrew T. D’Amico did not receive cash compensation for his services in 2021.

The table below reflects the aggregate grant date fair value and aggregate number of stock options awarded and outstanding as of December 31, 2021:

Name	Grant Date Fair Value of Stock Options	Number of Awards Outstanding
Samuel J. Anderson	$130,674	6,378
M. Michael Ansour	45,085	1,000
Jason L. Carlson	120,268	4,919
Estia J. Eichten	216,127	21,638
Andrew T. D’Amico (1)	621,825	25,733

(1)

Mr. D’Amico was awarded 1,000 shares in connection with his service as a Director in 2021. The remaining stock options reflected in this table were not awarded to Mr. D’Amico in connection with his service as a Director.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) required by Item 402(b) of Regulation S-K for the year ended December 31, 2021, with management. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement and be incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC and distribution to Stockholders.

Submitted by the Compensation Committee:

Jason L. Carlson, Chairman

M. Michael Ansour

Estia J. Eichten

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Carlson, Ansour and Eichten currently serve on the Compensation Committee and Messrs. Carlson, Anderson, and Eichten served on the Compensation Committee in 2021. Mr. Ansour replaced Mr. Anderson on the Compensation and Audit Committees as of February 11, 2022. Messrs. Carlson, Anderson, Ansour and Eichten are independent Directors and the Board is not aware of any committee interlocks or other relationships that would require disclosure pursuant to Item 407(e)(4) of Regulation S-K or Item 404 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with our independent registered public accounting firm, KPMG, which is responsible for performing an independent integrated audit of the Corporation’s consolidated financial statements and effectiveness of internal control over financial reporting and issuing an opinion as to whether the consolidated financial statements conform with accounting principles generally accepted in the United States of America and an opinion as to the effectiveness of internal control over financial reporting, the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has discussed with KPMG the auditors’ independence from management and the Corporation, including the matters in the written disclosures from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee discussed with KPMG the overall scope and plans for its audit. The Audit Committee has also discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee periodically meets with KPMG, with and without management present, to discuss the results of its audit, its evaluation of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC, which occurred on March 1, 2022.

Submitted by the Audit Committee:

Jason L. Carlson, Chairman

M. Michael Ansour

Estia J. Eichten

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Mr. D’Amico, one of our Directors and Nominees, also serves in the role of general counsel for the Corporation for intellectual property matters. Pursuant to an informal compensation agreement between the Corporation and Mr. D’Amico (the “Agreement”), in exchange for his services as general counsel, the Corporation has agreed to pay Mr. D’Amico a fee of $31,000 per month (subject to annual adjustment), as well as reimbursement of expenses incurred in connection with his provision of services to the Corporation. Also pursuant to the Agreement, Mr. D’Amico is entitled to an incentive fee equal to 3% of the royalties received by the Corporation pursuant to certain license agreements negotiated by Mr. D’Amico on behalf of the Corporation. The aggregate amount of such incentive fees is limited to $1,000,000, although this amount may be increased by mutual agreement in certain circumstances, including the negotiation of additional license agreements by Mr. D’Amico. As of March 31, 2022, incentive fees of $412 were payable to Mr. D’Amico. The Corporation expects to continue the Agreement, under the same terms and conditions, for the remainder of 2022.

In connection with this arrangement, during the year ended December 31, 2021, Mr. D’Amico received aggregate compensation and reimbursement from the Corporation of $4,018,255, consisting of total monthly compensation of $372,000 (i.e., compensation of $31,000 per month for 12 months), income associated with license-based incentive fees of $6,186, income related to exercises during the year of non-qualified stock options awarded under the Vicor 2000 Plan of $3,596,491, and cumulative expense reimbursement of $43,578. From January 1, 2022 through March 31, 2022, Mr. D’Amico has received aggregate compensation and reimbursement from the Corporation of $111,420, consisting of total monthly compensation of $93,000 (i.e., compensation of $31,000 per month for 3 full months), and cumulative expense reimbursement of $18,420.

During the year ended December 31, 2021, Mr. D’Amico was awarded stock options under the Vicor 2000 Plan to purchase an aggregate of 3,825 shares of the Corporation’s Common Stock, at a weighted average exercise price of $81.85. As of December 31, 2021, Mr. D’Amico had 25,733 stock options outstanding under the Vicor 2000 Plan, at a weighted average exercise price range of $10.07 — $100.00. From January 1, 2022 through March 31, 2022, no stock options have been awarded to Mr. D’Amico.

Of the options awarded to Mr. D’Amico in 2021 (described in the paragraph above), options to purchase 1,000 shares were awarded in connection with his service as a Director and are included in the Directors’ Compensation for Fiscal 2021 table. None of the other amounts or stock option awards described in this “Related Party Transactions” section were paid or awarded to Mr. D’Amico in connection with his service as a Director.

Review and Approval of Related Party Transactions

The Corporation’s policy and procedures with respect to the review, approval, and/or ratification of related party transactions are set forth in the Charter of the Audit Committee and, in summary, require the Audit Committee to review and approve all related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K, and to discuss with management the business rationale for the transactions, whether the transactions are on terms that are fair to the Corporation, and whether appropriate disclosures have been made.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Corporation’s executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (collectively, “Insiders”) to file reports of ownership and changes in ownership with the SEC. Insiders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2021, all transactions in the Corporation’s securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported, except that, due to inadvertent administrative error, a Form 5 was filed by Mr. Doyle on February 14, 2022 to report a transaction dated May 12, 2021 that should have been reported on a Form 4; a late Form 3 was filed by Mr. Ansour on July 16, 2021; a late Form 4 was filed by Mr. D’Amico on June 28, 2021 relating to a transaction dated May 12, 2021; and late Forms 4 were filed on June 29, 2021 relating to transactions dated May 12, 2021 by each of Ms. Grava and Messrs. Doyle, Tuozzolo, Davies, McNamara, Gusinov, Nagel, Crilly, and Gendron.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, acting under authorization of the Board of Directors, pursuant to the Audit Committee Charter, and following the Corporation’s By-Laws, selected KPMG as the independent registered public accounting firm for the Corporation for the fiscal year ended December 31, 2021. A representative of KPMG is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions from Stockholders.

The following table summarizes the fees for services rendered by KPMG for the fiscal years ended December 31, 2021 and 2020 in each of the following categories:

Name	2021	2020
Audit Fees	$1,423,000	$1,515,000
Audit Related Fees	—	—
Tax Fees	219,000	235,000
All Other Fees	—	—

Total Fees	$1,642,000	$1,750,000

Audit Fees include fees for services provided in connection with the audit of the Corporation’s consolidated financial statements (including internal control reporting under Section 404 of the Sarbanes-Oxley Act of 2002), the reviews of the Corporation’s quarterly reports on Form 10-Q, review of documents filed with the SEC, and statutory audits required internationally.

Tax Fees include fees for services provided in connection with tax compliance, tax advice, tax planning, and assistance with tax audits.

Pursuant to the provisions of the Charter of the Audit Committee, the Audit Committee must pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) to be provided to the Corporation by our independent registered public accounting firm. Under the Charter, preapproval authority may be delegated to the Audit Committee Chair, who is required to present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee approved all audit and non-audit services provided to the Corporation by KPMG for fiscal years 2021 and 2020.

The Audit Committee has selected KPMG as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2023 Annual Meeting of Stockholders must be received by the Corporation on or before January 9, 2023, in order to be considered for inclusion in the Corporation’s proxy statement and form of proxy. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation’s proxy statement and form of proxy and should be directed to: James F. Schmidt, Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810. It is suggested that any Stockholder proposal be transmitted by certified mail, return receipt requested.

In addition, our By-Laws provide that, for any Stockholder proposal or Director nomination to be properly presented at the 2023 Annual Meeting of Stockholders, but not for inclusion in our proxy statement and form of proxy, the Stockholder proposal or Director nomination must comply with the requirements set forth in our By-Laws and we must receive notice of the matter not less than 90 nor more than 120 days prior to June 24, 2023. However, in the event that the date of the 2023 Annual Meeting is advanced by more than 30 days before or delayed by more than sixty days after the anniversary of the 2022 Annual Meeting, and instead, such meeting is scheduled to be held on a date outside that period, notice of a Stockholder proposal or Director nomination, to be timely, must be received by our Corporate Secretary not earlier than the close of business on the 120th day prior to such other meeting date and not later than 90 days prior to such other meeting date or 10 days following the date such other meeting date is first publicly announced or disclosed.

Notwithstanding the foregoing notice deadlines under our By-Laws, in the event that the number of Directors to be elected to our Board at the 2023 Annual Meeting of Stockholders is increased and either all of the nominees for Director at the 2023 Annual Meeting of Stockholders or the size of the increased Board is not publicly announced or disclosed by us by March 31, 2023, notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to our Corporate Secretary no later than 10 days following the first date all such nominees or the size of the increased Board is publicly announced or disclosed.

In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules of the Securities and Exchange Commission (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 19, 2023.

Proxies solicited by the Board will confer discretionary voting authority with respect to Stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives at the above address after March 25, 2023. These proxies will also confer discretionary voting authority with respect to Stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives on or before March 25, 2023, subject to SEC rules governing the exercise of this authority.

VICOR VOTE 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online instead of mailing this card. Online Go to www.investorvote.com/VICR or scan the QR code – login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X] Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/VICR Annual Meeting Proxy Card COMMON STOCK 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 24, 2022: The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report are available at www.vicorpower.com. A Proposals – The Board of Directors recommends a vote FOR Proposal 1 and all the nominees listed below. 1. To fix the number of Directors at twelve and to elect the following nominees as Directors to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. For Withhold For Withhold For Withhold 01 - Samuel J. Anderson [    ] [    ] 02 - M. Michael Ansour [    ] [    ] 03 - Jason L. Carlson [    ] [    ] 04 - Philip D. Davies [    ] [    ] 05 - Andrew T. D’Amico [    ] [    ] 06 - Estia J. Eichten [    ] [    ] 07 - Zmira Lavie [    ] [    ] 08 - Michael S. McNamara [    ] [    ] 09 - James F. Schmidt [    ] [    ] 10 - John Shen [    ] [    ] 11 - Claudio Tuozzolo 12 - Patrizio Vinciarelli 2. In his discretion, the proxy is authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof. B Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box. C 1234567890 J N T 1UPX 541298 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03MUCC +

Dear Stockholder, Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Thank you in advance for your prompt consideration of these matters. Sincerely, Vicor Corporation The 2022 Annual Meeting of Stockholders of Vicor Corporation will be held on Friday, June 24, 2022 at 9:00 a.m., Eastern Time, virtually via live audio webcast at meetnow.global/M2Y4YNL. To access and vote at the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/VICR IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy – Vicor Corporation COMMON + PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – JUNE 24, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. The undersigned hereby constitutes and appoints Patrizio Vinciarelli as Proxy of the undersigned, with full power to appoint his substitute, and authorizes him to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 29, 2022, at the Annual Meeting of Stockholders to be held virtually via live audio webcast, on Friday, June 24, 2022 at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Annual Meeting of Stockholders, please visit meetnow.global/M2Y4YNL and enter the information printed in the shaded bar located on the reverse side of this form. Questions may be forwarded to invrel@vicorpower.com. When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT TWELVE AND THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR, AND IN THE DISCRETION OF THE PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2021 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. C Non-Voting Items Change of Address – Please print new address below. +

VICOR VOTE 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online instead of mailing this card. Online Go to www.investorvote.com/VICR or scan the QR code – login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X] Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/VICR Annual Meeting Proxy Card CLASS B COMMON STOCK 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 24, 2022: The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report are available at www.vicorpower.com. A Proposals – The Board of Directors recommends a vote FOR Proposal 1 and all the nominees listed below. 1. To fix the number of Directors at twelve and to elect the following nominees as Directors to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. For Withhold For Withhold For Withhold 01 - Samuel J. Anderson [    ] [    ] 02 - M. Michael Ansour [    ] [    ] 03 - Jason L. Carlson [    ] [    ] 04 - Philip D. Davies [    ] [    ] 05 - Andrew T. D’Amico [    ] [    ] 06 - Estia J. Eichten [    ] [    ] 07 - Zmira Lavie [    ] [    ] 08 - Michael S. McNamara [    ] [    ] 09 - James F. Schmidt [    ] [    ] 10 - John Shen [    ] [    ] 11 - Claudio Tuozzolo [    ] [    ] 12 - Patrizio Vinciarelli [    ] [    ] 2. In his discretion, the proxy is authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof. B Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box. / / C 1234567890 J N T 1UPX 541298 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03MUEC

Dear Stockholder, Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Thank you in advance for your prompt consideration of these matters. Sincerely, Vicor Corporation The 2022 Annual Meeting of Stockholders of Vicor Corporation will be held on Friday, June 24, 2022 at 9:00 a.m., Eastern Time, virtually via live audio webcast at meetnow.global/M2Y4YNL. To access and vote at the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/VICR IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy – Vicor Corporation CLASS B COMMON + PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – JUNE 24, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. The undersigned hereby constitutes and appoints Patrizio Vinciarelli as Proxy of the undersigned, with full power to appoint his substitute, and authorizes him to represent and to vote all shares of Class B Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 29, 2022, at the Annual Meeting of Stockholders to be held virtually via live audio webcast, on Friday, June 24, 2022 at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Annual Meeting of Stockholders, please visit meetnow.global/M2Y4YNL and enter the information printed in the shaded bar located on the reverse side of this form. Questions may be forwarded to invrel@vicorpower.com. When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT TWELVE AND THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR, AND IN THE DISCRETION OF THE PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2021 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. C Non-Voting Items Change of Address – Please print new address below. +